Exhibit 10.72

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                         SURRENDER AND WAIVER AGREEMENT

     AGREEMENT dated this 27th day of January, 1997 between URT INDUSTRIES, INC. ("URT"), a Florida corporation with offices at 1180 East Hallandale Beach Boulevard, Hallandale, Florida 33009, and PEACHES ENTERTAINMENT CORPORATION ("PEC"), a Florida corporation with offices at 1180 East Hallandale Beach Boulevard, Hallandale, Florida 33009.

          WHEREAS, URT is the owner of 2,500 shares of the Series A preferred stock of PEC, and

          WHEREAS, the certificate of incorporation of PEC provides that the holders of outstanding shares of Series A preferred stock of PEC have the right to convert such shares into shares of common stock of PEC, and

          WHEREAS, the directors of both URT and PEC have determined that it is in the respective best interests of URT and PEC for URT to surrender and waive its right to convert such outstanding shares of Series A preferred stock into shares of PEC common stock,

          IT IS, THEREFORE, AGREED:

     1. In consideration of $1.00 and other good and valuable consideration received by it, URT agrees to and does, by the execution and delivery of this instrument, surrender and waive its right to convert the 2,500 shares of the Series A preferred stock of PEC which are owned by it into shares of common stock of PEC as provided for in the certificate of incorporation of PEC.


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     2. From and after the date hereof, PEC shall have no obligation to continue to reserve any shares of its common stock for the possible conversion of the 2,500 shares of Series A preferred stock owned by URT and all shares of common stock of PEC which had been reserved for such purpose shall be deemed to be part of the authorized but unissued shares of stock of PEC.

     3. URT agrees to execute and deliver such other and further documents at any time as PEC may reasonably request in order to further evidence such waiver and surrender.

     4. This Agreement shall be governed by the law of the State of Florida.

     IN WITNESS WHEREOF, each of the undersigned has executed this document on the date and year set forth above.

                                            URT INDUSTRIES, INC.

                                            By:        s/Brian Wolk
                                               ---------------------------------


                                            PEACHES ENTERTAINMENT CORPORATION

                                            By:        s/Jason Wolk
                                               ---------------------------------

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